Exhibit 99.4

CEO Letter to Amicus Employees

From: Bradley

To: All Amicus employees globally, no contractors/consultants

Timing: Two Hours after All Company Huddle

Subject: A Note from BioMarin’s President & CEO

Body:

Team Amicus,

Alexander Hardy, BioMarin’s CEO, will be joining us for a Town Hall. Ahead of that, he wanted to reach out to all of you with the following note.

As you would expect, I have gotten to know Alexander well over the past months. He shares our passion for patients and for the rare disease community and is eager to join in our mission for people living with Pompe and Fabry disease in the weeks and months ahead.

Sincerely,

Bradley

*********************

Dear Amicus,

I am reaching out today on behalf of BioMarin to introduce myself and BioMarin – and to share a few words about how excited I am to combine our expertise in rare diseases.  As I have gotten to know the company through my discussions with Bradley and the team, I am inspired by your mission and focus, which aligns so well with ours, and by the incredible work all of you have done to bring Galafold and Pombiliti + Opfolda to patients. Since our inception nearly 30 years ago, we have brought to market eight medicines for people with genetically defined conditions. Our therapies treat a number of genetic rare diseases, including mucopolysaccharidosis (MPS), phenylketonuria (PKU), neuronal ceroid lipofuscinosis type 2 (CLN2) and achondroplasia.

BioMarin and Amicus will continue to operate as two separate, independent companies until the transaction closes, which we anticipate will be in the second quarter of 2026, pending regulatory approvals and other customary closing conditions. While we have already begun to plan for integration, that work will not begin until after the deal closes.

I know this news may bring questions about your role and what happens next. It is a top priority for us to ensure that the transition does not disrupt the incredible work of this organization in ensuring that Galafold and Pombiliti + Opfolda reach patients.  While many operational details will be determined in the coming months following close, one thing you’ll find about me and the BioMarin team is a strong commitment to transparency. When decisions are made, we will share them with you. I look forward to joining you at a virtual town hall today at noon Eastern Time to share more about BioMarin and for you to have the opportunity to ask initial questions.

People in the biopharmaceutical industry often talk about putting patients first. That is especially meaningful at companies like Amicus and BioMarin, where our work has such a significant and personal impact on individuals living with rare, complex conditions. Today’s news brings us one step closer to potentially reaching more patients living with Pompe disease and Fabry disease, all of whom are counting on us.

Thank you,
Alexander

Important Information and Where to Find It

In connection with the proposed acquisition of Amicus by Parent (the “Transaction”), Amicus intends to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:

Andrew Faughnan

(609) 662-3809

afaughnan@amicusrx.com

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and (ii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iii) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Amicus in connection with the proposed transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Amicus directors and executive officers in the transaction, which may be different than those of Amicus stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.

Forward Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the Transaction in the second quarter of the calendar year 2026; and the timing of the filing of the proxy statement for the Amicus’ special stockholder meeting in connection with the Transaction. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain shareholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.